[LOGO OF EATON VANCE APPEARS HERE]

                                                   [PHOTO OF EARTH APPEARS HERE]

                         Annual Report August 31, 1997


                                       EV

                                  TRADITIONAL

                      WORLDWIDE HEALTH SCIENCES FUND, INC.



                                  Traditional


                                  Eaton Vance

                     Global Management-Global Distribution

                 [PHOTO OF SURGEONS AND SURGERY APPEARS HERE]

                       [PHOTO OF MOLECULES APPEARS HERE]

EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES, PRESIDENT APPEARS HERE]

EV Traditional Worldwide Health Sciences Fund Inc. had a total return of 17.7% during the year ended August 31, 1997. That return was the result of a rise in net asset value per share from $13.54 on August 31, 1996 to $14.93, and the reinvestment of $0.295 in capital gain distributions./1/ By comparison, the S&P 500 Index - a widely recognized, unmanaged index of U.S. common stocks - had a total return of 40.7% for the same period, while the Morgan Stanley Capital International Europe, Australasia, and Far East Index -an index composed of global common stocks - had a return of 9.4%./2/

1997 brought new revelations in the war against life-threatening disease...
In June, The New England Journal of Medicine (NEJM) reported the remarkable results of a 12-year program in Taiwan to vaccinate people against hepatitis B. A review of the program showed that, in addition to curbing the spread of the infectious hepatitis disease, attacking the microbes had also proven to be an effective deterrent to some forms of cancer.

A possible link of microbes to
non-infectious disease...

The results of the Taiwan study were significant because they suggested a possible microbial link to noninfectious ailments. Microbes have long been associated with diseases such as malaria, cholera, polio, and bubonic plague. However, the Taiwan study suggested that the presence of parasites, viruses, or bacteria may be a co-factor in the rise of heart disease, diabetes and cancer. The link was even more compelling when combined with a suppressed immune system or a genetic predisposition.

Biotech remains in the forefront of the search for treatments...

The NEJM findings are exciting because they point out another potential avenue in the fight against disease. In addition, they illustrate the role of biotech companies - the investment universe of the Portfolio - in advancing the cause of genetic research and anti-viral therapy. We believe these companies offer unique opportunities for investors. In the following pages, portfolio manager Samuel D. Isaly looks at some recent biotech developments and comments on the fiscal year just ended.

                                      Sincerely,

                                      /s/ James B. Hawkes

                                      James B. Hawkes
                                      President
                                      October 9, 1997
--------------------------------------------------------------------------------
Fund Information
as of August 31, 1997


Performance/3/
------------------------------------------------
Average Annual Total Return (at net asset value)
------------------------------------------------
One year                                  17.7%
Five year                                 21.6
Ten year                                  15.5


SEC Average Annual Total Returns (including 5.75% sales charge)
---------------------------------------------------------------
One year                                                  10.9%
Five year                                                 20.1
Ten year                                                  14.9


Ten Largest Holdings/4/By total net assets
-------------------------------------------
Centocor, Inc.                         5.9%
Novartis                               4.7%
Genzyme Corp.                          4.6
Swiss Serum Institute                  4.1
Ares-Serono                            4.1
Vertex Pharmaceuticals, Inc.           4.0
Biogen, Inc.                           3.9
Fujisawa Pharmaceutical                3.8
Agouron Pharmaceuticals, Inc.          3.8
Pharmacia & Upjohn, Inc.               3.4


/1/ This return does not reflect the Fund's maximum 5.75% initial sales charge.

/2/ It is not possible to invest directly in the Indices.

/3/ Average annual total returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC average annual returns reflect the Fund's 5.75% maximum initial sales charge.

/4/ Ten largest holdings account for 42.3% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1997

MANAGEMENT DISCUSSION


[PHOTO OF SAMUEL D. ISALY, PORTFOLIO MANAGER APPEARS HERE]

An interview with Samuel D. Isaly, a partner of Mehta and Isaly Asset Management, Inc., and portfolio manager of Worldwide Health Sciences Portfolio.

Q: Sam, how would you evaluate drug stock performance during the past year?

A: In the U.S., we saw a fair amount of sector rotation during the year, with consumer stocks alternating market leadership with technology issues. While drug and biotech stocks participated in the U.S. rally, they were not subject to the euphoria that characterized the so-called "Nifty Fifty." In general, the drug stocks' performance reflected their fundamentals, which are driven by strong sales momentum and breakthroughs on the research front. Earnings of drug companies remained strong, while biotech companies continued to inch toward profitability. In the broader market, many large-cap stocks reached overvalued status relative to their smaller cap counterparts. That dynamic proved true in the drug and biotech sectors as well.

Q: Have you made many changes to the Portfolio in the past year?

A: Not major changes. Roughly half (53.8%) of the Portfolio remains invested in North America, while 22% is invested in the Far East, and Europe accounts for another 18%. We made a number of new purchases in U.S.-based specialty companies with promising clinical trial results or research developments. These included Gilead Sciences, Leukosite, Inc., and Ontogeny, Inc. We eliminated our holding in Cambridge Neurosciences. Among large-cap issues, we added U.S.-based Biogen, Inc.

Q: The Fund's risk-adjusted performance earned it a Four-Star Overall Rating among international equity funds covered by Morningstar, Inc. - a nationally recognized monitor of fund performance - for the period ended August 31./1/ What accounts for that performance?

A: Our overall strategy hasn't changed at all. We continued to employ a long-term outlook, with a fairly concentrated investment approach: one that seeks to focus our research where it will provide the greatest potential returns. The Fund benefited as some of our large-cap holdings with successful existing drugs have used their marketing muscle to gain market share. The stable growth rates of the major pharmaceutical companies made them especially attractive in an increasingly volatile market. Some biotech holdings, meanwhile, had success on the regulatory front. While profitability in the biotech sector remains selective, the earnings prospects have nonetheless improved.

--------------------------------------------------------------------------------

Sector Distribution/2/
-------------------------------------
By total investments
Major Parmaceutical Companies   50.3%
Specialty/Biotech Companies     49.7%


Regional Distribution/2/
-------------------------------------
By total investments
North American Specialty        35.5%
NA Majors                       21.7%
Far East Majors                 16.4%
Europe Majors                   12.2%
Europe Specialty                 7.3%
Far East Specialty               6.9%


/1/ Morningstar ratings reflect historical risk-adjusted performance through 8/31/97 and are subject to change. Past performance is no guarantee of future results. Funds are assigned ratings from 1 star (lowest) to 5 stars (highest). Ratings are calculated from the funds 3-,5-, and 10-year returns (with fee adjustment) in excess of 90-day Treasury bill returns. The top 10% of the funds in a category receive 5 stars, the next 22.5%, 4 stars, and the following 35%, 3 stars. For the 3-year period, the Fund was rated 4 stars (573 funds); for the 5-year period, 3 stars (246 funds); and for the 10-year period, 4 stars (89 funds).

/2/ Because the Portfolio is actively managed, sector weightings and regional distributions are subject to change.

EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D


[PHOTO APPEARS HERE]

--------------------------------------------------------------------------------
Rising Drug Expenditures

In the U.S., the 75-and-over age group is the fastest-growing, soon to be replaced by those 85-and-over. It's estimated that by the year 2050, America's over-85 population will reach 18 million. Health care costs are expected to rise commensurately.

Source: U.S. Census Bureau
--------------------------------------------------------------------------------

Q: North American companies are your largest regional weighting. Could we look at some U.S. holdings?

A: Certainly. Among larger cap issues, Genzyme Corp. has been a strong performer in the past year. The company has been a leader in several forms of gene therapy treatment, including that for Gaucher disease, a debilitating disorder caused by defective genes. More recently, the company has benefited from enthusiasm over its new Seprafilm product, a treatment used to reduce post-surgery scarring.

    Another large-cap holding, Warner-Lambert, has sold its generic drug division. Much of its revenue base comes from over-the-counter drugs, although it has recently licensed several new drug candidates that should contribute to growth down the road. Given its 1% global market share and considerable marketing prowess, Warner remains a leading acquisition candidate.

Q:  Could we turn to some smaller stocks in the U.S.?

A: Yes. Specialty and biotech companies continue to make inroads both in research and in the regulatory approval process. Agouron Pharmaceuticals is a good example. The California company is a pioneer in "rational drug design," a technique that first determines the three-dimensional structure of target proteins and then designs drugs to interact with that structure. A product of that technique, Agouron's Viracept is a protease inhibitor that received FDA approval in March. Protease inhibitors have been very successful as part of combination therapy for HIV patients.

    Viracept appears to be equally as effective as its competitor drugs, easier for patients to take, and has fewer side-effects. The drug has been licensed through Roche Holdings and is expected to triple Agouron's sales in 1998. On the strength of its Viracept success, Agouron is moving from losses to profitability, and its stock has nearly doubled in price in the past year. The company has recently started clinical trials on protease inhibitors aimed at the rhinovirus family, the viruses that cause colds.

Q: You suggested that foreign drug companies represent better values than major U.S. companies. Could you expand on that?

A: Yes. If we examine the prices accorded large cap U.S. pharmaceutical stocks, they sell at a significant premium to similar drug companies abroad. Swiss-based Novartis and U.S. giant Merck provide an interesting comparison. For the first half of 1997, the two companies enjoyed roughly the same level of net profits. However, the market cap of Novartis, which has a cash horde of $6 billion, is only $105 billion, while Merck, with just $2 billion in cash, has a market cap of $125 billion. That represents a 20% premium and a significant gap in valuations. That gap is quite common in Europe, but the greatest discrepancy is, by far, with Japan. Japanese drug companies currently have the lowest absolute and relative valuations measures in the world.

Q: Has that value gap had an effect on the way you've positioned the Portfolio in recent months?

A: In some respects, yes. Typically, when we analyze valuations of global companies, we apply traditional measures such as price-earnings multiples and cash flow multiples, as well as the companies' valuation relative to general market levels. We will also make adjustments to account for unusually high cash levels or

EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D





    issues that might lead to dilution. With the sharp run-up in U.S. prices, we find that global companies with equally compelling fundamentals are much more attractive. Europe's powerhouse Novartis is the product of a merger between Sandoz and Ciba-Geigy. With a 4.4% global market share, Novartis has continued to realize further economies of scale following the merger. In the years ahead, the company is sure to set new standards for the global pharmaceuticals sector.

Q:  Could we take a brief look at one of those Japanese companies?

A: Certainly. Among larger foreign drug companies, Takeda Chemicals is one of Japan's top distributors of pharmaceuticals. In addition to its large domestic market share, the company boasts two large-selling drugs in the
    West: Lupron, which is used to treat prostate cancer; and Takepron, which is a treatment for ulcers. The company has pledged recently to trim costs by 25% over the next five years, a move that has aided many U.S. drug companies in recent years. Interestingly, the company is also attractive for its portfolio of financial assets, the largest of any drug company in the world.

Q:  And how about some examples of smaller Japanese companies?

A: Teikoku Hormone Manufacturing is a small-cap company specializing in peptide chemistry and various hormones. The company is noted for the strength of its research, and we remain alert to the possibility of a research breakthrough. Teikoku also has a large portfolio of financial assets that is equal to the company's market value. The financial assets provide a huge cushion while waiting for new developments to occur on the research front.

Q: There is increasing pressure being exerted on the FDA to speed the drug approval process. Is that a positive development for your universe?

A: In a general sense, yes. While the public is obviously served by rigorous drug testing, it's clear that the regulatory authorities in Europe and the U.S. have increased the pace of approvals of new drugs in recent years. In the U.S., the FDA approved more drugs in 1996 alone than in all of 1994 and 1995. For Agouron's Viracept, for instance, it took only 36 months from the time the drug was first synthesized to the time of the company's application for accelerated approval.

    A faster pace of approvals has several favorable consequences. First, and perhaps most importantly, it gives hope to patients and may help improve the quality of their lives. Second, it makes it somewhat easier for the biotech sector to attract the massive investment necessary to fund research and development. Viracept cost $100 million to develop, half of which came from a Japanese company whose principal business activity is not in the drug industry. And finally, it brings nearer the day when biotech companies will become profitable. We believe that this trend is likely to continue.

Q: We saw an increase in merger activity in the past year in areas such as telecom, media, and financial services. Do you foresee any such trend in the pharmaceutical/biotech sectors?

A: We're likely to see mergers where they make financial and marketing sense. In the past decade, there have been a number of major combinations, including Pharmacia & Upjohn, Smithkline Beecham, and more recently, Sandoz/Ciba-Geigy. I believe that merger activity will continue to take place in situations where joint operations will produce substantial cost savings, gains in market share, fill out a company's product line, or significantly expand a company's global reach.

    As an alternative to outright mergers, we've seen a modest trend toward partnering, whereby biotech companies join forces with large pharmaceutical companies to gain R&D funding as well as assistance in marketing approved products. However, partnering comes at a cost to the biotech company because it effectively dilutes the discovery value of new drugs. It's therefore less attractive from the investment standpoint.

EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D


Q: What is your outlook for the pharmaceutical and biotech sectors in the year ahead?

A: I'm optimistic about the prospects of the companies. As I indicated earlier, drug companies have historically produced relatively stable earnings growth. As for the biotech stocks, with the FDA likely to increase the pace of approvals, we should see more drugs come to market. That should help the companies along the road to profitability.

    Apart from their attractive fundamentals, biotech and pharmaceutical stocks are likely to get a closer look on a valuation basis. Many of the market leaders in the past year - beverages, financial services, technology stocks - have reached levels that are discounting earnings two years out or more. The drug stocks, by contrast, have much more stable earnings and are not prone to sometimes volatile product cycles as are the technology stocks. Naturally, past performance is not a guarantee of future results. And, of course, these stocks are subject to regulatory changes, foreign currency risk and intense industry competition. But with aging populations around the globe, and biotech breakthroughs changing the face of the drug industry, we believe the future of these sectors is bright.

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the S&P 500, and Europe, Australasia & Far East Indexes*


From August 31, 1987 through August 31, 1997

                           [LINE GRAPH APPEARS HERE]

                 EV Traditional
   Date          Worldwide Health  Fund/including       S&P 500        EAFE
                  Sciences Fund    max. sales charge    Index          Index
--------------------------------------------------------------------------------
 8/31/87             $10,000             $9,426       $10,000       $10,000
 9/30/87              $9,739             $9,180        $9,826        $9,844
10/31/87              $7,519             $7,088        $7,688        $8,467
11/30/87              $6,772             $6,383        $7,031        $8,552
12/31/87              $7,315             $6,895        $7,611        $8,808
 1/31/88              $7,717             $7,274        $7,919        $8,967
 2/29/88              $7,956             $7,499        $8,250        $9,568
 3/31/88              $7,921             $7,466        $8,044       $10,158
 4/30/88              $7,815             $7,367        $8,120       $10,307
 5/31/88              $7,576             $7,141        $8,146        $9,979
 6/30/88              $7,752             $7,307        $8,577        $9,718
 7/31/88              $7,794             $7,347        $8,531       $10,025
 8/31/88              $7,470             $7,041        $8,201        $9,375
 9/30/88              $7,724             $7,280        $8,604        $9,787
10/31/88              $7,724             $7,280        $8,828       $10,626
11/30/88              $7,357             $6,935        $8,661       $11,261
12/31/88              $7,512             $7,081        $8,867       $11,326
 1/31/89              $8,048             $7,586        $9,497       $11,528
 2/28/89              $7,949             $7,493        $9,222       $11,589
 3/31/89              $8,365             $7,885        $9,494       $11,364
 4/30/89              $8,823             $8,316        $9,970       $11,472
 5/31/89              $9,063             $8,542       $10,320       $10,850
 6/30/89              $8,619             $8,124       $10,330       $10,669
 7/31/89              $9,598             $9,047       $11,243       $12,011
 8/31/89              $9,810             $9,246       $11,418       $11,473
 9/30/89             $10,409             $9,811       $11,435       $11,998
10/31/89             $10,162             $9,578       $11,147       $11,518
11/30/89             $10,657            $10,045       $11,331       $12,100
12/31/89             $10,931            $10,303       $11,668       $12,549
 1/31/90             $10,620            $10,010       $10,865       $12,085
 2/28/90             $10,449             $9,849       $10,958       $11,244
 3/31/90             $10,679            $10,066       $11,315       $10,075
 4/30/90             $10,627            $10,017       $11,011        $9,998
 5/31/90             $11,762            $11,086       $12,023       $11,141
 6/30/90             $11,992            $11,303       $12,023       $11,046
 7/31/90             $11,984            $11,296       $11,961       $11,204
 8/31/90             $10,902            $10,275       $10,833       $10,119
 9/30/90              $9,982             $9,409       $10,379        $8,712
10/31/90             $11,443            $10,786       $10,309       $10,072
11/30/90             $11,357            $10,705       $10,927        $9,481
12/31/90             $11,523            $10,861       $11,304        $9,638
 1/31/91             $12,096            $11,401       $11,774        $9,953
 2/28/91             $13,532            $12,755       $12,566       $11,023
 3/31/91             $13,972            $13,170       $12,940       $10,364
 4/30/91             $13,673            $12,888       $12,945       $10,468
 5/31/91             $13,657            $12,872       $13,444       $10,581
 6/30/91             $12,910            $12,168       $12,912        $9,806
 7/31/91             $13,740            $12,951       $13,491       $10,290
 8/31/91             $14,238            $13,420       $13,756       $10,084
 9/30/91             $14,736            $13,890       $13,602       $10,655
10/31/91             $15,666            $14,766       $13,763       $10,809
11/30/91             $15,241            $14,366       $13,159       $10,307
12/31/91             $16,389            $15,447       $14,734       $10,843
 1/31/92             $17,393            $16,394       $14,440       $10,614
 2/29/92             $16,691            $15,732       $14,579       $10,237
 3/31/92             $16,131            $15,204       $14,363        $9,564
 4/30/92             $15,153            $14,282       $14,764        $9,612
 5/31/92             $16,068            $15,145       $14,778       $10,259
 6/30/92             $15,562            $14,668       $14,637        $9,775
 7/31/92             $15,642            $14,743       $15,213        $9,528
 8/31/92             $15,953            $15,036       $14,848       $10,129
 9/30/92             $15,775            $14,869       $15,098        $9,932
10/31/92             $16,086            $15,162       $15,130        $9,414
11/30/92             $16,669            $15,711       $15,588        $9,506
12/31/92             $16,759            $15,796       $15,855        $9,558
 1/31/92             $16,257            $15,323       $15,966        $9,560
 2/28/92             $15,845            $14,935       $16,134        $9,851
 3/31/93             $16,759            $15,796       $16,545       $10,713
 4/30/93             $17,885            $16,857       $16,124       $11,732
 5/31/93             $19,140            $18,041       $16,491       $11,983
 6/30/93             $18,407            $17,350       $16,623       $11,799
 7/31/93             $18,216            $17,170       $16,535       $12,215
 8/31/93             $19,361            $18,249       $17,104       $12,877
 9/30/93             $19,673            $18,543       $17,051       $12,590
10/31/93             $20,376            $19,206       $17,382       $12,981
11/30/93             $20,316            $19,149       $17,158       $11,849
12/31/93             $21,185            $19,968       $17,445       $12,707
 1/31/94             $22,022            $20,757       $18,012       $13,784
 2/28/94             $21,076            $19,866       $17,471       $13,749
 3/31/94             $19,805            $18,668       $16,789       $13,159
 4/30/94             $19,610            $18,483       $16,983       $13,721
 5/31/94             $19,447            $18,330       $17,194       $13,645
 6/30/94             $18,588            $17,521       $16,861       $13,841
 7/31/94             $18,643            $17,572       $17,392       $13,977
 8/31/94             $19,881            $18,739       $18,046       $14,311
 9/30/94             $20,175            $19,016       $17,685       $13,863
10/31/94             $19,892            $18,750       $18,055       $14,328
11/30/94             $20,107            $18,952       $17,341       $13,643
12/31/94             $19,825            $18,686       $17,682       $13,731
 1/31/95             $20,775            $19,582       $18,112       $13,207
 2/28/95             $21,256            $20,035       $18,765       $13,172
 3/31/95             $21,456            $20,223       $19,399       $13,998
 4/30/95             $21,878            $20,621       $19,941       $14,528
 5/31/95             $22,817            $21,506       $20,665       $14,359
 6/30/95             $24,177            $22,789       $21,244       $14,111
 7/31/95             $26,148            $24,646       $21,919       $14,993
 8/31/95             $27,462            $25,885       $21,912       $14,425
 9/30/95             $27,838            $26,238       $22,928       $14,710
10/31/95             $27,357            $25,785       $22,813       $14,318
11/30/95             $28,518            $26,880       $23,750       $14,721
12/31/95             $31,960            $30,124       $24,303       $15,317
 1/31/96             $33,568            $31,640       $25,096       $15,384
 2/29/96             $33,621            $31,690       $25,270       $15,440
 3/31/96             $33,914            $31,966       $25,606       $15,772
 4/30/96             $35,469            $33,431       $25,950       $16,234
 5/31/96             $37,090            $34,959       $26,543       $15,939
 6/30/96             $36,904            $34,784       $26,753       $16,033
 7/31/96             $33,954            $32,003       $25,529       $15,568
 8/31/96             $35,987            $33,920       $26,009       $15,606
 9/30/96             $37,031            $34,903       $27,574       $16,025
10/31/96             $36,112            $34,038       $28,294       $15,865
11/30/96             $36,196            $34,117       $30,370       $16,500
12/31/96             $37,837            $35,664       $29,869       $16,292
 1/31/97             $39,479            $37,211       $31,700       $15,725
 2/28/97             $40,313            $37,998       $31,888       $15,986
 3/31/97             $39,006            $36,765       $30,675       $16,048
 4/30/97             $37,476            $35,323       $32,466       $16,137
 5/31/97             $41,565            $39,178       $34,368       $17,191
 6/30/97             $42,317            $39,886       $36,018       $18,143
 7/31/97             $44,014            $41,485       $38,832       $18,440
 8/31/97             $42,347            $39,914       $36,602       $17,067

Performance +
--------------------------------------------------------------------------------

Average Annual Total Returns (At Net Asset Value)
--------------------------------------------------------------------------------
One year                                                                  17.7%
Five year                                                                 21.6
Ten year                                                                  15.5
Value at 8/31/97                                                       $42,347
SEC Average Annual Total Returns (Including Initial 5.75% sales charge)
--------------------------------------------------------------------------------
One year                                                                  10.9%
Five year                                                                 20.1
Ten year                                                                  14.9
Value at 8/31/97                                                       $39,914

* Source: Towers Data Systems, Bethesda, MD. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   The performance chart above compares the Fund's total return with that of a broad-based securities market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index - a broad-based, widely recognized index of 500 common stocks traded in the U.S. - and the Morgan Stanley Capital International Europe, Australasia, and Far East Index
   (EAFE) - a broad-based Index of common stocks traded in foreign markets. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an index.

** This figure represents the Fund's performance including the Fund's maximum
   5.75% initial sales charge.

+ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect a maximum sales charge as noted.

EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 1997
Assets
--------------------------------------------------------------------------------
Investment in Worldwide Health Sciences Portfolio (Portfolio),
    at value (identified cost, $69,362,233)                        $88,014,617
Receivable for Fund shares sold                                        437,081
Receivable from the Manager (Note 3)                                   138,464
Other receivables                                                       22,091
--------------------------------------------------------------------------------
Total assets                                                       $88,612,253
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                   $   211,705
Payable to affiliate for Trustees' fees (Note 3)                           693
Accrued expenses                                                        50,636
--------------------------------------------------------------------------------
Total liabilities                                                  $   263,034
--------------------------------------------------------------------------------
Net Assets for 5,917,564 shares of beneficial interest
    outstanding                                                    $88,349,219
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                    $69,696,835
Net unrealized appreciation of investments from Portfolio
    (computed on basis of identified cost)                          18,652,384
--------------------------------------------------------------------------------
Total                                                              $88,349,219
--------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share (Note 6)
--------------------------------------------------------------------------------
($88,349,219 / 5,917,564 shares of beneficial interest
    outstanding)                                                   $     14.93
--------------------------------------------------------------------------------

Computation of Offering Price
--------------------------------------------------------------------------------
Offering price per share (100 / 95.25 of $14.93)                   $     15.67
--------------------------------------------------------------------------------
On sales of $100,000 or more, the offering price is reduced.

Statement of Operations

For the Year Ended
August 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Dividend income allocated from Portfolio (net of foreign taxes,
    $31,085)                                                       $   268,225
Expenses allocated from Portfolio                                     (810,110)
--------------------------------------------------------------------------------
Net investment loss from Portfolio                                 $  (541,885)
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Management fee (Note 3)                                            $   169,792
Compensation of Trustees not members of the Manager's
    organization (Note 3)                                                1,524
Transfer and dividend disbursing agent fees                            195,818
Distribution fees (Note 5)                                             169,792
Registration fees                                                       56,450
Printing and postage                                                    53,089
Legal and accounting services                                           24,039
Custodian fee (Note 1C)                                                 11,970
Miscellaneous                                                            8,106
--------------------------------------------------------------------------------
Total expenses                                                     $   690,580
--------------------------------------------------------------------------------
Deduct --
    Reduction of Management fee (Note 3)                           $   138,464
    Reduction of custodian fee (Note 1C)                                 6,870
--------------------------------------------------------------------------------
Total expense reductions                                           $   145,334
--------------------------------------------------------------------------------

Net expenses                                                       $   545,246
--------------------------------------------------------------------------------

Net investment loss                                                $(1,087,131)
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                $ 1,765,727
    Foreign currency transactions                                       31,309
--------------------------------------------------------------------------------
Net realized gain on investments                                   $ 1,797,036
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                                    $ 9,595,417
    Foreign currency                                                     3,766
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments                                                    $ 9,599,183
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                    $11,396,219
--------------------------------------------------------------------------------

Net increase in net assets from operations                         $10,309,088
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                        Year Ended                Year Ended
in Net Assets                              August 31, 1997           August 31, 1996
-------------------------------------------------------------------------------------
From operations --
     Net investment loss                 $    (1,087,131)          $      (653,017)
     Net realized gain on investments          1,797,036                 4,038,381
     Net change in unrealized
         appreciation (depreciation)           9,599,183                 4,934,158
-------------------------------------------------------------------------------------
Net increase in net assets resulting
     from operations                     $    10,309,088           $     8,319,522
-------------------------------------------------------------------------------------
Distributions to shareholders (Note 2)--
     From net realized gain              $    (4,230,217)          $    (2,558,056)
-------------------------------------------------------------------------------------
Total distributions to shareholders      $    (4,230,217)          $    (2,558,056)
-------------------------------------------------------------------------------------
Transactions in shares of beneficial
     interest (Note 4)--
     Proceeds from sale of shares        $    50,014,627           $    68,676,368
     Net asset value of shares issued
         to shareholders in payment
         of distributions declared             3,802,439                 2,491,303
     Cost of shares redeemed                 (26,562,560)              (39,602,995)
-------------------------------------------------------------------------------------
Net increase in net assets from
     Fund share transactions             $    27,254,506           $    31,564,676
-------------------------------------------------------------------------------------

Net increase in net assets               $    33,333,377           $    37,326,142
-------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------
At beginning of year                     $    55,015,842           $    17,689,700
-------------------------------------------------------------------------------------
At end of year                           $    88,349,219           $    55,015,842
-------------------------------------------------------------------------------------

Accumulated
net investment loss
included in net assets
-------------------------------------------------------------------------------------
At end of year                           $            --           $      (653,017)
-------------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                        Year Ended August 31,
                                                              ----------------------------------------------------------------------
                                                                  1997             1996         1995         1994          1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                               $13.540          $11.710      $ 9.150      $ 9.640       $ 8.970
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                              $(0.133)         $(0.230)     $(0.170)     $(0.160)      $(0.130)
Net realized and unrealized gain on investments                    1.818            3.460        3.410        0.430         1.860
------------------------------------------------------------------------------------------------------------------------------------
Total income from operations                                     $ 1.685          $ 3.230      $ 3.240      $ 0.270       $ 1.730
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                            $(0.295)         $(1.400)     $(0.680)     $(0.760)      $(1.060)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $(0.295)         $(1.400)     $(0.680)     $(0.760)      $(1.060)
------------------------------------------------------------------------------------------------------------------------------------


Net asset value-- End of year                                    $14.930          $13.540      $11.710      $ 9.150       $ 9.640
------------------------------------------------------------------------------------------------------------------------------------


Total Return /1/                                                   17.67%           31.04%       38.13%        2.69%        21.37%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data +
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                            $88,349          $55,016      $17,690      $13,231       $10,223
Ratio of net expenses to average net assets /2/                     2.07%            2.21%        2.44%        2.50%         2.50%
Ratio of net expenses to average net assets after custodian
    fee reduction /2//3/                                            2.00%              --           --           --            --
Ratio of net investment loss to average net assets                 (1.60)%          (1.81)%      (1.80)%      (1.65)%       (1.53)%


Portfolio Turnover /4/                                                --               66%          45%          49%           77%
------------------------------------------------------------------------------------------------------------------------------------
Average commission rate /5/                                      $    --          $0.0864      $    --      $    --       $    --
------------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Manager/Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses /2/                                                    2.29%              --           --         2.67%         2.87%
    Expenses after custodian fee reduction /2//3/                   2.22%              --           --           --            --
    Net investment loss                                            (1.82)%             --           --        (1.82)%       (1.90)%
Net investment loss per share                                    $(0.151)              --           --           --            --
------------------------------------------------------------------------------------------------------------------------------------

/1/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is not computed on an annualized basis.
/2/ Includes the Fund's share of its corresponding Portfolio's allocated expenses subsequent to September 1, 1996.
/3/ The expense ratios for the years ended August 31, 1997 and 1996 have been adjusted to reflect a change in reporting requirements. The new reporting requirements require the fund to increase its expense ratio by the effect of any expense offset arrangements with its service provider. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/4/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
/5/ Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995. Average commission rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS



1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  EV Traditional Worldwide Health Sciences Fund, Inc. (the Fund) is a diversified, open-end management investment company. The Fund invests all of its investable assets in interests in the Worldwide Health Sciences Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (57.6% at August 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

  On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Fund which permits the Fund to issue more than one class of shares. Initially, the Fund will offer two classes of shares, and effective September 1, 1997, the existing shares of the Fund will be designated as Class A shares. On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Fund. Under the terms of the Plan, the Fund will acquire substantially all of the assets and liabilities of the EV Marathon Worldwide Health Sciences Fund (the Marathon Fund). The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the Marathon Fund will receive Class B shares of the Fund. The reorganization will occur after the close of business, August 31, 1997.

  The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

  C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the statement of operations.

  D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, if any, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,235,562 as a long term capital gain distribution for its taxable year ended August 31, 1997.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gain (reduced by any available capital loss carry forwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date.

  The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes

EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


    are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3   Management Fee and Other Transactions with Affiliates
    ----------------------------------------------------------------------------
    The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 1997, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $169,792. EVM has agreed that through August 31, 1999, if the annual aggregate expenses of the Fund (excluding extraordinary expenses) exceed 2.00% of average daily net assets, then EVM will reduce its fees and take other actions to the extent required to reduce the Fund's expenses. For the year ended August 31, 1997, EVM made a waiver of it's management fee in the amount of $138,464. Except as to Directors of the Fund who are not members of EVM's organization, officers and Directors receive remuneration for their services to the Fund out of such management fee. Certain officers and Directors/Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations. In addition, administrative fees are paid by the Portfolio to EVM. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in the report.

4   Capital Stock
    ----------------------------------------------------------------------------
    Capital stock has been adjusted to reflect a 100% stock dividend declared to shareholders of record at the opening of business on September 1, 1996. Transactions in capital stock were as follows:

                                                  Year Ended August 31,
                                             --------------------------------
                                                1997                  1996
     ------------------------------------------------------------------------
     Shares sold                              3,479,728            5,439,762
     Shares issued to shareholders  in
       reinvestment of distributions            274,867              236,367
     Shares redeemed                         (1,900,964)          (3,123,278)
     ------------------------------------------------------------------------
          Net Increase                        1,853,631            2,552,851
     ------------------------------------------------------------------------

5   Distribution Plan
    ----------------------------------------------------------------------------
    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund will pay a monthly distribution fee to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), in an amount equal to 0.25% on an annual basis of the Fund's average daily net assets. EVD may pay up to the entire amount of the distribution fee to Authorized Firms for providing personal services to shareholders. For the year ended August 31, 1997, the Fund paid or accrued $169,792 to or payable to EVD.

6   Investment Transactions
    ----------------------------------------------------------------------------
    At the close of business, August 30, 1996, the Fund transferred substantially all of its assets to the Worldwide Health Sciences Portfolio in exchange for an interest in the Portfolio. Increases and decreases in the Fund's investment in the Portfolio for the year ended August 31, 1997 aggregated $96,259,024 and $28,128,667, respectively.

7   Special Meeting of Stockholders (Unaudited)
    ----------------------------------------------------------------------------
    EV Traditional Worldwide Health Sciences Fund, Inc. (the Fund) held a special meeting of stockholders on August 20, 1997. On June 23, 1997, the record date for the meeting, the Fund had 5,338,984.932 shares outstanding, of which 2,916,646.132 shares were represented at the meeting. The votes for the meeting were as follows:

    Item 1: To consider and act upon a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized from a Maryland corporation to a series fund of Eaton Vance Growth Trust, a Massachusetts business trust.


                                                          Number of Shares
   ----------------------------------------------------------------------------
   Affirmative                                               2,681,576.668
   Against                                                     111,322.745
   Abstain                                                     123,746.719

8  Subsequent Event for Organization
   -----------------------------------------------------------------------------
   Effective September 1, 1997, the EV Traditional Worldwide Health Sciences Fund, Inc. will change its name to Eaton Vance Worldwide Health Sciences Fund and shares of the Fund will be designated Class A shares. One additional class of shares will also be offered.

EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1997

INDEPENDENT ACCOUNTANTS' REPORT



To the Directors and Shareholders
of EV Traditional Worldwide Health
Sciences Fund, Inc.:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

The statement of changes in net assets for the year ended August 31, 1996 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated September 26, 1996 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of EV Traditional Worldwide Health Sciences Fund, Inc. at August 31, 1997, the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                         COOPERS & LYBRAND L.L.P.
                         Boston, Massachusetts
                         October 3, 1997

Worldwide Health Sciences Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS

Common Stocks and Warrants -- 94.02%

                                                           Percentage of
Security                    Shares     Value               Net Assets
--------------------------------------------------------------------------------
Major Capitalization - Europe -- 11.45%
--------------------------------------------------------------------------------
Altana                        55,000   $  4,123,477            2.70%
Ares-Serono                    4,000      6,233,417            4.08%
Novartis                       5,000      7,122,586            4.67%
--------------------------------------------------------------------------------
                                       $ 17,479,480           11.45%
--------------------------------------------------------------------------------

Major Capitalization - Far East -- 15.39%
--------------------------------------------------------------------------------
Banyu Pharmaceutical Co.     300,000   $  5,011,371            3.28%
Eisai Co., Ltd.              250,000      4,734,339            3.10%
Fujisawa Pharmaceutical      600,000      5,805,251            3.80%
Sankyo Co., Ltd.             140,000      4,237,337            2.78%
Takeda Chemical Industries   140,000      3,716,353            2.43%
--------------------------------------------------------------------------------
                                       $ 23,504,651           15.39%
--------------------------------------------------------------------------------

Major Capitalization - North America -- 20.36%
--------------------------------------------------------------------------------
Biogen, Inc./(a)/            150,000   $  5,906,250            3.87%
Centocor, Inc./(a)/          200,000      8,975,000            5.88%
Genzyme Corp./(a)/           250,000      7,031,250            4.60%
Pharmacia & Upjohn,
Inc./(a)/                    150,000      5,109,375            3.35%
Warner-Lambert Co.            32,000      4,066,000            2.66%
--------------------------------------------------------------------------------
                                       $ 31,087,875           20.36%
--------------------------------------------------------------------------------

Specialty Capitalization - Europe -- 6.83%
--------------------------------------------------------------------------------
Cambridge Antibody
Technology, Ltd.             307,040   $  2,414,647            1.58%
Cambridge Antibody
Technology, Ltd. -
Warrants(a)                   15,500         44,185            0.03%
Celltech Group, PLC/(a)/     225,000      1,003,303            0.66%
Ethical Holdings ADR/(a)/    150,000        712,500            0.46%
Swiss Serum Institute/(a)/       420      6,262,972            4.10%
--------------------------------------------------------------------------------
                                       $ 10,437,607            6.83%
--------------------------------------------------------------------------------

Specialty Capitalization - Far East -- 6.53%
--------------------------------------------------------------------------------
Amrad Corp., Ltd./(a)/     1,110,658   $  2,081,792            1.36%
Biota Holdings, Ltd./(a)/    644,640      2,037,523            1.33%
Biota Holdings, Ltd. -
Warrants/(a)/                 78,738        163,443            0.11%
Rohto Pharmaceutical         300,000      2,853,008            1.87%
Teikoku Hormone
Manufacturing                350,000      2,836,469            1.86%
--------------------------------------------------------------------------------
                                       $  9,972,235            6.53%
--------------------------------------------------------------------------------

Specialty Capitalization - North America-- 33.46%
--------------------------------------------------------------------------------
Agouron Pharmaceuticals,
Inc./(a)/                    130,000   $  5,720,000            3.75%
Alexion Pharmaceuticals,
Inc./(a)/                    270,000      2,970,000            1.94%
Arris Pharmaceutical
Corp./(a)/                   250,000      3,406,250            2.23%
Aviron                       125,000      3,125,000            2.05%
CytoTherapeutics, Inc./(a)/  120,000        645,000            0.42%
Gilead Sciences, Inc./(a)/    80,000      2,590,000            1.70%
Immunex Corp./(a)/           100,000      4,375,000            2.86%
Incyte Pharmaceuticals,
Inc./(a)/                     60,000      3,630,000            2.38%
Isis Pharmaceuticals,
Inc./(a)/                    150,000      2,259,375            1.48%
Leukosite, Inc./(a)/         175,000      1,060,938            0.69%
Millennium
Pharmaceuticals/(a)/         225,000      3,037,500            1.99%
Neurocrine BioScience, Inc.  130,000      1,056,250            0.69%
Ontogeny, Inc./(b)/          600,000      1,500,000            0.98%
Pharmacopeia, Inc./(a)/      215,000      3,386,250            2.22%
Premier Research Worldwide   235,000      1,953,438            1.28%
SangStat Medical Corp./(a)/  125,000      2,875,000            1.88%
Sequana Therapeutics,
Inc./(a)/                     50,000        543,750            0.36%
Tularik, Inc./(b)(a)/         80,000        800,000            0.52%
Vertex Pharmaceuticals,
Inc./(a)/                    180,000      6,165,000            4.04%
--------------------------------------------------------------------------------
                                       $ 51,098,751           33.46%
--------------------------------------------------------------------------------

Total Common Stocks and Warrants
    (identified cost $121,559,390)     $143,580,599
--------------------------------------------------------------------------------

Total Investments
    (identified cost $121,559,390)     $143,580,599           94.02%
--------------------------------------------------------------------------------

Other Assets, Less Liabilities         $  9,136,389            5.98%
--------------------------------------------------------------------------------

Net Assets                             $152,716,988          100.00%
--------------------------------------------------------------------------------

/(a)/ Non-income producing security.
/(b)/ Restricted Security (Note 7)


                       See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 1997
Assets
--------------------------------------------------------------------------
Investments, at value (Note 1A)
    (identified cost basis $121,559,390)                    $143,580,599
Cash                                                           9,142,727
Dividends receivable                                              12,160
Deferred organization expenses (Note 1E)                          10,641
--------------------------------------------------------------------------
Total assets                                                $152,746,127
--------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------
Payable to affiliate for Trustees' fees (Note 2)            $      2,842
Accrued expenses                                                  26,297
--------------------------------------------------------------------------
Total liabilities                                           $     29,139
--------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio   $152,716,988
--------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals     $130,695,779
Net unrealized appreciation of investments (computed
    on the basis of identified cost)                          22,021,209
--------------------------------------------------------------------------
Total                                                       $152,716,988
--------------------------------------------------------------------------


Statement of Operations

For the Year Ended
August 31, 1997
Investment Income
--------------------------------------------------------------------------
Dividends (net of foreign taxes, $77,443)                   $    339,253
--------------------------------------------------------------------------
Total income                                                $    339,253
--------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------
Investment adviser fee (Note 2)                             $    800,167
Administration fee (Note 2)                                      231,722
Compensation of Trustees not members of the
    Administrator's organization (Note 2)                          8,019
Custodian fee (Note 1D)                                           66,262
Legal and accounting services                                     39,057
Registration fees                                                 10,465
Amortization of organization expenses (Note 1E)                    2,590
Miscellaneous                                                      2,553
--------------------------------------------------------------------------
Total expenses                                              $  1,160,835
--------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1D)                    $     64,632
--------------------------------------------------------------------------
Total expense reductions                                    $     64,632
--------------------------------------------------------------------------

Net expenses                                                $  1,096,203
--------------------------------------------------------------------------

Net investment loss                                         $   (756,950)
--------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)         $  1,764,064
    Foreign currency transactions                                 42,629
--------------------------------------------------------------------------
Net realized gain on investments                            $  1,806,693
--------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                     $ 22,021,209
--------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                          $ 22,021,209
--------------------------------------------------------------------------

Net realized and unrealized gain on investments             $ 23,827,902
--------------------------------------------------------------------------

Net increase in net assets from operations                  $ 23,070,952
--------------------------------------------------------------------------

                       See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                                       Year Ended
in Net Assets                                             August 31, 1997
--------------------------------------------------------------------------
From operations --
    Net investment loss                                     $   (756,950)
    Net realized gain on investments                           1,806,693
    Net change in unrealized appreciation (depreciation)      22,021,209
--------------------------------------------------------------------------
Net increase in net assets resulting from operations        $ 23,070,952
--------------------------------------------------------------------------
Capital transactions --
    Contributions                                           $160,659,674
    Withdrawals                                              (31,113,638)
--------------------------------------------------------------------------
Net increase in net assets resulting from
    capital transactions                                    $129,546,036
--------------------------------------------------------------------------

Net increase in net assets                                  $152,616,988
--------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------
At beginning of year                                        $    100,000
--------------------------------------------------------------------------
At end of year                                              $152,716,988
--------------------------------------------------------------------------

                       See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                               Year Ended
                                                               August 31, 1997
--------------------------------------------------------------------------------

Ratios to average daily net assets
--------------------------------------------------------------------------------
Expenses                                                                1.25%
Net expenses, after custodian fee reduction                             1.18%
Net investment loss                                                    (0.81)%
Portfolio Turnover                                                        14%
--------------------------------------------------------------------------------
Average commission rate (per share)/(1)/                            $ 0.0438
--------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                              $152,717
--------------------------------------------------------------------------------

/(1)/Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                       See notes to financial statements

Worldwide Health Sciences Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS



1   Significant Accounting Policies
    ----------------------------------------------------------------------------
    Worldwide Health Sciences Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on March 26, 1996. The Declaration of the Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on September 1, 1996, with the acquisition of securities with a value of $51,528,696, including unrealized appreciation of $9,053,201, in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuations -- Securities listed on a recognized stock exchange, whether U.S. or foreign, are valued at the last reported sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock exchange. In the event that there are no sales, the last available sale price will be used. If a security is traded on more than one exchange, the security is valued at the last sale price on the exchange where the stock is primarily traded. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Portfolio's officers in a manner specifically authorized by the Board of Trustees.

    B Income -- Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded on the ex-dividend date or as soon thereafter as the Portfolio is informed of the dividend.

    C Federal Taxes -- The Portfolio has elected to be treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio must satisfy the applicable source of income and diversification requirement, (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

    D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expense on the Statement of Operations.

    E Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

    F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    G Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

    H Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

Worldwide Health Sciences Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D




    I Other -- Investment transactions are accounted for on a trade date basis.

 2 Investment Advisory Fees, Administrator's Fees and Other Transactions with Affiliates
    ---------------------------------------------------------------------------
    Pursuant to the Advisory Agreement, Mehta and Isaly Asset Management, Inc. ("M&I") serve as the Investment Adviser of the Portfolio. Under this agreement M&I received a monthly fee at the annual rate of 1% of the Portfolio's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, and 0.75% of average net assets in excess of $50 million. The fee rate declines for net assets of $500 million and greater. Beginning September 1, 1997, M&I may receive a performance based adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the year ended August 31, 1997, the fee was equivalent to 0.86% of the Portfolio's average daily net assets and amounted to $800,167.

    Under an Administration Agreement between the Portfolio and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Portfolio. EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1997, the administration fee was 0.25% of average net assets.

    Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are also officers or directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended August 31, 1997, no significant amounts have been deferred.

 3  Investments
    ----------------------------------------------------------------------------
    Purchases and sales of investments other than U.S. Government securities and short-term obligations aggregated $89,798,719 and $12,478,888, respectively.

 4  Federal Income Tax Basis of Investments
    ----------------------------------------------------------------------------
    The cost and unrealized appreciation/depreciation in value of the investments owned at August 31, 1997, as computed on a federal income tax basis, were as follows:

    Aggregate cost                                            $121,559,390
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                             $ 28,413,965

    Gross unrealized depreciation                               (6,392,756)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                               $ 22,021,209
    ----------------------------------------------------------------------------

5   Risks Associated with Foreign Investments
    ----------------------------------------------------------------------------
    Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

Worldwide Health Sciences Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



6   Line of Credit
    ----------------------------------------------------------------------------
    The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolios and funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 1997.

7   Restricted Securities
    ----------------------------------------------------------------------------
    At August 31, 1997, the Portfolio owned the following securities (representing 1.51% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.


                           Date of
     Description          Acquisition      Shares/Face      Cost     Fair Value
     ---------------------------------------------------------------------------
     Common Stocks
     ---------------------------------------------------------------------------
     Ontogeny, Inc.         3/13/97          600,000    $1,500,000  $1,500,000
     Tularik, Inc.         10/14/96           80,000       800,000     800,000
     ---------------------------------------------------------------------------
                                                        $2,300,000  $2,300,000
     ---------------------------------------------------------------------------


Worldwide Health Sciences Portfolio as of August 31, 1997

INDEPENDENT ACCOUNTANTS' REPORT

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Worldwide Health Sciences Portfolio as of August 31, 1997, and the related statement of operations, the statement of changes in net assets and the supplementary data for the year ended August 31, 1997. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio at August 31, 1997, the results of its operations, the changes in its net assets and supplementary data for the year then ended, in conformity with generally accepted accounting principles.

                                  COOPERS & LYBRAND
                                  Chartered Accountants
                                  Toronto, Ontario
                                  October 3, 1997

EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1997

INVESTMENT MANAGEMENT



EV Traditional Worldwide Health Sciences Fund, Inc.



Officers

James B. Hawkes
President and Director

M. Dozier Gardner
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Independent Directors

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant




Worldwide Health Sciences Portfolio



Officers

James B. Hawkes
President and Trustee

Samuel D. Isaly
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Viren Mehta
Vice President

William Chisholm
Vice President

Raymond O'Neill
Vice President

Michel Normandeau
Vice President



Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Former Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

                      This Page Intentionally Left Blank

                      This Page Intentionally Left Blank

Sponsor and Manager of
EV Traditional Worldwide Health Sciences Fund, Inc. &
Administrator of Worldwide Health Sciences Portfolio
Eaton Vance Management
24 Federal Street
Boston, MA02110

Advisor of Worldwide Health Sciences Portfolio
Mehta and Isaly Asset Management, Inc.
41 Madison Avenue
New York, NY 10010-2202

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123
(800) 262-1122



EV Traditional Worldwide Health Sciences Fund, Inc.
24 Federal Street
Boston, MA 02110

--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund,including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

                                                                   T-HSSRC-10/97